EXHIBIT 10.3


                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of March 6, 2002, between AVADO BRANDS, INC., a Georgia corporation having offices at Hancock at Washington, Madison, Georgia 30650 or its assignee ("Secured Party"), and TOM E. DUPREE, JR. a Georgia resident having a mailing address at Hancock at Washington, Madison, Georgia 30650 ("Debtor").

     In consideration of any and all extensions of credit or other financial accommodations which may be now or hereafter made from time to time by Secured Party to Debtor, as well as for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

     1. Security Interest. (a) Debtor hereby grants to Secured Party a present and continuing security interest in and lien on all rights, titles and interests of Debtor in, to or under any or all of the following property (collectively, the "Collateral"): (i) investment or securities account established with Morgan Keegan & Company, Inc. ("Morgan Keegan") or any replacement for such account (the "Account"), (ii) any and all cash, cash equivalents or other securities, investments, financial assets or other property that may be now or hereafter held or carried in the Account (collectively, the "Investments"), (iii) any and all interest, dividends, or other distributions or income that may be now or hereafter earned on or paid or payable with respect to any of the Investments (collectively, the "Distributions"), and (iv) any and all direct or indirect proceeds (whether cash or non-cash) of any of the foregoing property.

     (b) Unless otherwise defined herein, all terms contained in this Agreement shall have the meanings provided for by the Uniform Commercial Code as in effect in the State of Georgia to the extent the same are used or defined therein.

     2. Obligations Secured.

     This Agreement and the security interest and lien granted hereunder to Secured Party secure any and all indebtedness, obligations or other liabilities which may be now or hereafter owing by Debtor to Secured Party, whether for principal, interest, or other amounts, under (i) the Promissory Note, dated as of the date hereof, executed by Debtor in favor of Secured Party in the original stated principal amount of $14,130,472.99 or any extension, renewal, amendment, restatement, replacement or refinancing thereof (the "Note") or (ii) this Agreement, and including further without limitation any interest which, but for the filing by or against Debtor of a petition in bankruptcy, would accrue on any of the foregoing indebtedness, obligations or other liabilities. All of the foregoing indebtedness, obligations and other liabilities are herein collectively called the "Obligations".

     3. Representations and Warranties. Debtor hereby represents and warrants to Secured Party that:

     (a) Debtor has full power and authority, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver and perform this Agreement, the Note and the transactions contemplated hereby.

     (b) Such execution, delivery, and performance will not violate, or cause a default under or result in a lien (other than Secured Party's security interest and lien hereunder) upon any property of Debtor pursuant to, any applicable law, rule or regulation or any agreement, indenture, judgment, order, decree, or instrument binding upon or affecting Debtor or any of the Collateral.

     (c) Each of this Agreement and the Note constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditor's rights or by general equitable principles), and this Agreement grants to Secured Party a valid and enforceable security interest in or other lien on the Collateral.

     (d) Debtor's primary residence is located at Debtor's address shown above and Debtor's social security number is set forth beneath his signature below.

     (e) Debtor has good and marketable title to the Collateral (or, in the case of any after-acquired Collateral, Debtor will have good and marketable title to the Collateral at the time Debtor acquires rights in such Collateral).

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     (f) Except for the security interest and lien granted hereunder in favor of
Secured Party, no person has (or, in the case of any after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim, or other interest (whether in the nature of a security interest, other lien or charge, or otherwise) in, against or to any Collateral or any interest therein.

     All of the foregoing representations and warranties shall survive the execution, delivery and acceptance of this Agreement and the Note by Secured Party and Debtor and the closing of the transactions contemplated hereby and thereby.

     4. Covenants and Agreements of Debtor. Debtor hereby covenants and agrees with Lender as follows:

     (a) Debtor shall pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral, this Agreement or the Note or Secured Party's security interest or other lien hereunder (including all property, excise, intangible, use, sales, stamp and other such taxes).

     (b) Debtor shall not sell, encumber, lease, rent or otherwise dispose of or transfer any Collateral or any right or interest therein except as hereinafter provided, and Debtor shall keep the Collateral free of all levies, security interests or other liens, charges or encumbrances except those granted hereunder to Secured Party or those approved in writing by Secured Party.

     (c) Debtor shall comply in all material respects with all laws, rules and regulations (including those governing environmental matters) relating to the possession, disposal, and control of the Collateral.

     (d) If and to the extent requested by Secured Party, Debtor shall account fully for and promptly deliver to Secured Party, in the form received, all documents, chattel paper, instruments, and agreements constituting Collateral hereunder and all proceeds of the Collateral received, all endorsed to Secured Party or in blank.

     (e) Debtor shall keep accurate, and complete records of the Collateral and shall provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time.

     (f) Debtor shall keep, procure, execute, and deliver from time to time any and all, indorsements, notifications, registrations, assignments, financing statements, blank transfer powers, and other writings deemed necessary or appropriate by Secured Party to perfect, maintain, and protect its security interest in or other lien on the Collateral hereunder and the priority thereof, and Debtor shall take such other actions as Secured Party may request to protect the value of the Collateral and of Secured Party's security interest in the Collateral. Without limiting the generality of the immediately preceding sentence, Debtor shall enter into a control agreement in form and substance satisfactory to Secured Party with respect to the Account with Secured Party and Morgan Keegan (the "Control Agreement"). Debtor authorizes Secured Party to give entitlement orders to Morgan Keegan with respect to the Collateral without further consent of Debtor at any time that an Event of Default (as defined in this Agreement) has occurred and is continuing. Unless prohibited by applicable law, Debtor hereby authorizes Secured Party to execute and file any financing statement on Debtor's behalf and without Debtor's signature, and the parties further agree that any carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof.

     (g) Debtor shall reimburse Secured Party upon demand for all costs and expenses, including, without limitation, actual and reasonable attorney's fees and disbursements, Secured Party may now or hereafter incur while exercising or enforcing any right, power, or remedy provided to Secured Party by this Security Agreement or by law, all of which costs and expenses shall constitute part of the Obligations secured hereunder.

     (h) Debtor shall give Secured Party not less than thirty (30) days prior written notice of any change in Debtor's primary residence or Debtor's legal name from that set forth in this Agreement.

     (i) Debtor shall furnish Secured Party with such information regarding the Collateral as Secured Party from time to time may request.

     (j) Debtor shall not allow any of the Collateral to be subject to any lien or security interest other than Secured Party's security interest hereunder.

     (k) Debtor shall invest any and all cash now or hereafter on deposit in or credited to the Account in the 11-3/4% Senior Subordinated Notes due 2009 issued by Secured Party or in such other Investments as may be expressly approved in writing by Secured Party. Any and all Distributions on any of the Investments shall be paid to Secured Party and applied to the Obligations. Debtor hereby authorizes Secured Party to offset against any of the Obligations any payments now or hereafter due to Debtor with respect to any of the Collateral consisting of Secured Party's 11-3/4% Senior Subordinated Notes due 2009 or any extension, renewal, amendment, replacement or refinancing of such notes.

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     (l)  Debtor  agrees  that all risk of loss of the  Collateral  shall at all times be and remain upon Debtor irrespective of whether such Collateral is then in Debtor's or Secured Party's possession.

     (m) Debtor shall permit Secured Party (or any person designated by Secured Party) from time to time to inspect the Collateral and to inspect, audit and make copies of or extracts from all books and records maintained by or on behalf of Debtor or Morgan Keegan pertaining to the Collateral (including computer records), all at such times and places as Secured Party may request from time to time.

     5. Power of Attorney. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of Debtor hereunder or the other Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failing to, take any action which Debtor is obligated by this Agreement to take, and Debtor also hereby appoints (which appointment is coupled with an interest and shall be irrevocable so long as this Agreement is in effect) Secured Party as its attorney-in-fact with full power and authority at any time to take any of the following actions during the existence of any Event of Default hereunder in either Debtor's or Secured Party's name (but Secured Party shall have no obligation to and shall incur no liability to Debtor or any third party for failing to exercise any such power or authority): (a) to collect by legal proceedings or otherwise and indorse, receive and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of any of the Collateral; (b) to enter into any extension, reorganization, deposit, merger, consolidation, or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, any of the Collateral; (c) to protect and preserve any of the Collateral or to take any other action which Debtor is obligated by this Agreement to take; (d) to transfer any of the Collateral to its own or its nominee's name; (e) to make any compromise or settlement, and take any action it deems advisable, with respect to any of the Collateral; (f) to prepare, file and sign Debtor's name to any proof of claim in bankruptcy (or any similar document) against any account debtor on any of the Collateral; (g) to indorse Debtor's name upon any checks or other proceeds of any Collateral and deposit same to any account of Secured Party; (h) to indorse Debtor's name on any other document, instrument or other agreement relating to any of the Collateral; (i) to use the information recorded on or contained in any data processing equipment, other computer hardware or any software relating to any Collateral; (j) to do all other acts and things necessary, in Secured Party's judgment, to fulfill Debtor's obligations under this Agreement; and (k) to pay any and all taxes, assessments, charges, encumbrances or liens now or hereafter imposed upon or affecting any of the Collateral. The foregoing power of attorney may be exercised by Secured Party in its discretion, in its name or Debtor's name, and without prior notice to or demand upon Debtor. Debtor agrees to reimburse Secured Party on demand for any sums advanced or expenses incurred by Secured Party in exercising any of the foregoing rights and powers together with interest accruing thereon daily at the highest rate Debtor has contracted to pay on any of the Obligations. Debtor's reimbursement obligations under this Section shall constitute part of the Obligations secured hereunder.

     6. Events of Default. An event of default under this Agreement shall be deemed to exist upon the occurrence of any of the following event (each such event being herein called an "Event of Default"):

     (a) Failure of Debtor punctually to make payment of any amount payable, whether principal, interest or otherwise, on the Note or any of the other Obligations when and as the same becomes due and payable, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, on demand or otherwise;

     (b) If any statement, representation, or warranty of Debtor made in this Agreement, the Note, the Control Agreement or in any other document furnished in connection herewith or therewith to Secured Party proves to have been untrue, incorrect, misleading or incomplete in any material respect as of the date made or deemed made;

     (c) Failure of Debtor punctually and fully to perform, observe, discharge or comply with any of the covenants set forth in this Agreement, the Note or the Control Agreement;

     (d) The occurrence of any Event of Default under (and as such term is defined in) the Note; or

     (e) Morgan Keegan gives written notice to Secured Party of its intention to terminate the Control Agreement and within 20 days thereafter the Investments are not transferred to a replacement securities or investment account at another financial institution acceptable to Secured Party or the Control Agreement is not replaced by another control agreement satisfactory to Secured Party

     7.  Secured   Party's   Remedies.   Upon  the  occurrence  and  during  the
continuation of any one or more of the foregoing Events of Default, Secured Party may, at its option, and without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under any other agreement, at law, in equity, or otherwise, do any one or more of the following:

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     (a)  Secured  Party  may  declare  any  or all  of  the  Obligations  to be immediately due and payable and foreclose or otherwise enforce Secured Party's security interest in or other lien hereunder on any or all of the Collateral in any manner permitted by law or provided for in this Agreement.

     (b) Secured Party may recover from Debtor all costs and expenses, including, without limitation, actual and reasonable attorney's fees, incurred or paid by Secured Party in exercising or enforcing any right, power, or remedy with respect to any or all of the Collateral provided to it by this Agreement or by applicable law.

     (c) Secured Party may require that any and all of the Account and the Investments be transferred into Secured Party's name or the name of its nominee;

     (d) Secured Party may vote all or any of the Collateral (and in connection therewith Debtor hereby grants to Secured Party a proxy to vote the Collateral which proxy shall be irrevocable so long as this Agreement is in effect); provided, however, that unless and until an Event of Default has occurred hereunder and Secured Party has elected as a result thereof to exercise its voting right and proxy under this subsection, Debtor shall be entitled to vote the Collateral but no vote may be cast by Debtor which would violate or be inconsistent with any of the terms of this Agreement.

     (e) Secured Party may transfer any of the Collateral into its name, notify any account debtor under or other person obligated on any Collateral to make payments thereunder directly to Secured Party, and otherwise collect or enforce payment of any of the Collateral (but Secured Party shall have no obligation to do any of the foregoing).

     (f) Secured Party may sell or otherwise dispose of any of the Collateral at one or more public or private sales at Debtor's or Secured Party's place of business or any other place or places, including without limitation at any brokers board or security exchange, in lots or in bulk, for cash or on credit, all as Secured Party, in its discretion, may deem advisable. Debtor agrees that five (5) days' prior written notice from Secured Party to Debtor of any public sale of any Collateral or the date after which any private sale of any Collateral will be held shall constitute reasonable notice thereof and such sale may be held at such locations as Secured Party may designate in each said notice. Secured Party shall have the right to conduct any such sale on Debtor's premises, without any charge therefor, and any such sales may be adjourned from time to time in accordance with applicable law. Secured Party may purchase all or any part of the Collateral at any public sale or, if permitted by law, any private sale and, in lieu of actual payment of such purchase price, Secured Party may setoff the amount of such price against the Obligations.

     (g) Upon any sale or other disposition of any of the Collateral pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign, and transfer to the purchaser thereof the Collateral or the portion thereof so sold or disposed of and each purchaser at any such sale or other disposition (including Secured Party) shall acquire such Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor and Debtor specifically waives (to the maximum extent permitted by law) all rights of redemption, stay or appraisal with respect to the Collateral which Debtor has or may have under any applicable law, statute, or constitution now existing or hereafter in effect.

     8. Application of Proceeds. (a) All monies and other proceeds received by Secured Party upon any collection, sale or other disposition of any Collateral, together with all other monies and other proceeds received by Secured Party hereunder, shall be applied as follows:

     First , to the payment of the reasonable costs and expenses of such sale, collection or other disposition which may have been incurred by Secured Party, including without limitation attorney's fees as provided in Section 7(b) above and all other reasonable expenses, liabilities and advances made or incurred by Secured Party in connection therewith;

     Second , to the payment of all other Obligations then due in such order as Secured Party may elect;

     Third , to be held by the Secured Party in escrow until the Obligations have been paid in full; and

     Fourth , after payment in full of all Obligations, any surplus then remaining from such proceeds shall be paid to Debtor.

     (b) Debtor shall remain liable to Secured Party for any deficiency owing on the Obligations after the application of the proceeds of the Collateral as provided above.

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     9.  Indemnity.  Debtor  hereby  agrees to indemnify  Secured Party and hold
Secured Party harmless from and against any claim, liability, loss, damage, expense, suit, action or proceeding which may now or hereafter be suffered or incurred by Secured Party as a result of Debtor's failure to observe, perform or discharge Debtor's duties or obligations hereunder or Secured Party's holding or administering this Agreement or any Collateral unless with respect to any of the above Secured Party is finally determined to have acted with gross negligence or to have engaged in willful misconduct. Without limiting the generality of the foregoing, this indemnity shall extend to any claims asserted against Secured Party by any person under any environmental, occupational safety and hazard, or other similar laws, rules or regulations by reason of Debtor's or any other person's failure to comply with any such laws, rules or regulations. The indemnity obligations of Debtor under this Section shall constitute a part of the Obligations secured hereunder and shall survive the termination of this Agreement.

     10. Miscellaneous. (a) Any waiver, forbearance or failure or delay by Secured Party in exercising any of its rights, powers, or remedies hereunder shall not preclude the further exercise thereof, and every right, power, or remedy of Secured Party hereunder shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

     (b) This Agreement may be executed in any number of several counterparts, each of which when so executed shall be deemed to be an original and all of which counterparts taken together shall constitute one and the same instrument.

     (c) This Agreement contains the entire agreement between Secured Party and Debtor with respect to the Collateral and supersedes all prior agreements, commitments, understandings, negotiations or correspondence between them with respect thereto. If any provision of this Agreement shall be held invalid or prohibited under applicable law, this Agreement shall be invalid or ineffective only to the extent of such invalidity or prohibition, without invalidating the remainder of this Agreement.

     (d) The rights, powers, and remedies of Secured Party under this Agreement shall be in addition to all other rights, powers, or remedies given to Secured Party by applicable law or by any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercise successively or concurrently without impairing Secured Party's security interest in or other lien on any of the Collateral.

     (e) All singular terms used herein shall include the plural and vice versa. All pronouns used herein shall be deemed to cover all genders. All headings used herein are for convenience of reference only and shall not constitute a substantive part of this Agreement.

     (f) This Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

     (g) Except as may be otherwise expressly provided herein, all notices, requests and demands to or upon any party hereto shall be in writing (and, if sent by mail, shall be sent by certified or registered mail, return receipt requested) and, unless otherwise expressly provided herein, shall be deemed to have been validly given and delivered when delivered against receipt or three
(3) business days after deposit in the United States mail, postage prepaid, and addressed in each case to the address of such party as shown above (or to such other address as any such party may designate for itself by like notice given to the other party hereafter).

     (h) All rights of Secured Party under this Agreement shall inure to the benefit of its successors and assigns, and all obligations of Debtor hereunder shall bind its heirs, legal representatives, successors, and assigns.

     (i) This Agreement and all security interests and other liens granted or conveyed hereunder shall remain in full force and effect and shall be irrevocable until such time as (x) no Obligations are outstanding, (y) Secured Party is under no obligation to make any further loans or other extensions of credit to Debtor, and (z) Debtor notifies Secured Party in writing that it is thereby terminating this Agreement. Debtor hereby waives any right Debtor may have upon payment in full of the Obligations to require Secured Party to terminate its security interest in the Collateral or any financing statement relating thereto until this Agreement is terminated in accordance with the foregoing terms.

     (j) This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia.

     (k) Time is of the essence of this Agreement.

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     11.  WAIVERS AND  CONSENTS.  (a) DEBTOR HEREBY WAIVES ANY AND ALL RIGHTS IT
MAY HAVE TO NOTICE OR HEARING PRIOR TO SEIZURE BY SECURED PARTY OF ANY OF THE COLLATERAL, WHETHER BY WRIT OF POSSESSION OR OTHERWISE.

     (b) EACH OF DEBTOR AND SECURED PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE UNDER ANY APPLICABLE LAW TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST SUCH PARTY CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY, ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT OR THE NOTE.

     (c) EACH OF DEBTOR AND SECURED PARTY HEREBY EXPRESSLY AGREES, CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY IN WHICH SECURED PARTY'S ADDRESS SHOWN ABOVE IS LOCATED WITH RESPECT TO ANY SUIT OR LEGAL ACTION WHICH MAY BE COMMENCED BY OR AGAINST SUCH PARTY CONCERNING THE INTERPRETATION, CONSTRUCTION, VALIDITY OR ENFORCEMENT OR PERFORMANCE OF THIS AGREEMENT OR THE NOTE AND EACH OF DEBTOR AND SECURED PARTY ALSO EXPRESSLY CONSENTS AND SUBMITS TO AND AGREES THAT VENUE IN ANY SUCH SUIT OR LEGAL ACTION IS PROPER IN SAID COURTS AND COUNTY AND HEREBY EXPRESSLY WAIVES ANY AND ALL PERSONAL RIGHTS UNDER APPLICABLE LAW OR IN EQUITY TO OBJECT TO THE JURISDICTION AND VENUE IN SAID COURTS AND COUNTY. THE JURISDICTION AND VENUE OF THE COURTS CONSENTED AND SUBMITTED TO AND AGREED TO IN THIS PARAGRAPH ARE NOT EXCLUSIVE BUT ARE CUMULATIVE AND IN ADDITION TO THE JURISDICTION AND VENUE OF ANY OTHER COURT UNDER ANY APPLICABLE LAWS OR IN EQUITY.

                  [Remainder of page intentionally left blank]

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     IN WITNESS  WHEREOF,  Debtor and Secured  Party have executed and delivered this Agreement and Debtor has affixed its seal hereto, all as of the day and year first above set forth.

                                 SECURED PARTY:

                                 AVADO BRANDS, INC.


                                 By:
                                    ----------------------------------------
                                 Name:
                                      --------------------------------------
                                 Title:
                                       -------------------------------------


                                 DEBTOR:

                                 TOM E. DUPREE, JR.

                                 Debtor's Social Security
                                 Number:
                                        ------------------------------------



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